SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):     MARCH 20, 2001
                                                            --------------



                               YOUTICKET.COM, INC.
             (Exact name of registrant as specified in its charter)



   NEVADA                            I-28733                   88-0430607
(State or other                    Commission               (I.R.S.  Employer
jurisdiction of incorporation)     File  Number)            (Identification No.)



                          4815 RUSSELL ROAD, SUITE 14-N
                          LAS VEGAS,  NEVADA    89118
               (Address of principal executive officers) (zip code)



                                 (702) 876-8200
              (Registrant's telephone number, including area code)




         (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On March 20, 2001, BDO Seidman, LLP, Independent Certified Public Accountants, the independent accountant previously engaged as the principal accountant to audit the financial statements of youticket.com, inc., terminated their relationship with the Company.

The audit report of BDO Seidman, LLP on the financial statements of youticket.com, inc. as of December 31, 1999 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years ended December 31, 1998 and 1999 (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern. During the Audit Period, and the period up to their resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. youticket has provided a copy of this disclosure to its former accountants, and youticket requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses indicating agreement is included as exhibits to this report.

Upon BDO Seidman, LLP's resignation, the board of directors approved the engagement of James E. Scheifley & Associates as the principal accountant to audit the financial statements of the Company.

ITEM  5.          OTHER  EVENTS

     Not  applicable.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.


EXHIBITS

16.1 Letter dated March 20, 2001, from BDO Seidman, LLP regarding their concurrence with the statements made by the Registrant in this Current Report.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  20,  2001           youticket.com,  inc.


                                    /s/  Jeffrey H. Harvey
                                   ______________________________
                                   By:     Jeffrey  M.  Harvey
                                   Its:     President